                                                                Exhibit 10.1.1
          FIRST AMENDMENT TO AMENDED AND RESTATED
                REVOLVING CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("Amendment") is made as of November 26, 1996, among Foodmaker, Inc., a Delaware corporation (the "Company"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks"), Credit Lyonnais New York Branch, as Agent, Collateral Agent and Swing Line Bank and Union Bank, as Issuing Bank.


                     W I T N E S S E T H
                     - - - - - - - - - -

          WHEREAS, the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank entered into the Amended and Restated Revolving Credit
Agreement, dated as of March 15, 1996 (the "Credit
Agreement"); and

          WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit
Agreement shall have the meanings given to such terms in the Credit Agreement.

          2.   The definition of "Applicable Margin" in
Section 1.01(c) is amended to read in its entirety as follows:

          "Applicable Margin" shall mean with respect to ABR
           -----------------
Loans and Eurodollar Loans the rate per annum set forth opposite the applicable Leverage Ratio set forth below.

                                  APPLICABLE MARGIN

                                                 Eurodollar
      Leverage Ratio          ABR Loans             Loans
    ------------------     ---------------       ----------
    Greater than                 1.50%              2.50%
    4.5:1
    4.00:1 to 4.5:1              1.00%              2.00%
    3.50:1 to 4.0:1              0.75%              1.75%
    less than 3.50:1             0.50%              1.50%


          3.    The definition of "Consolidated Capital
Expenditures" in Section 1.01(c) is amended to read in its entirety as follows:

          "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of the Company and its Subsidiaries), excluding expenditures made for Permitted Restaurant Repurchases and Permitted Sale Leaseback Repurchases, by the Company and its Subsidiaries during such period that in conformity with GAAP would be classified as capital expenditures.

          4.   The definition of "Leverage Ratio" in Section
1.01(c) is amended to read in its entirety as follows:

          "Leverage Ratio" shall mean a ratio of
Indebtedness of the Company to Consolidated EBITDA for the previous four fiscal quarters.

          5.   The definition of "Excluded Asset Sale" in
Section 1.01(c) is amended to read in its entirety as follows:

          "Excluded Asset Sale" shall mean (i) the sale of goods in the ordinary course of business; (ii) sales of assets to franchisees in the ordinary course of business consistent with past practice; (iii) the sale of any property or assets, excluding properties listed on Schedule 7.01(b)-1, acquired after March 15, 1996 by the Company or its Subsidiaries pursuant to a sale-leaseback transaction;
(iv) the sale, lease, transfer or disposal of any asset or assets by the Company or a Subsidiary of the Company to any of the Company or any Subsidiary of the Company; (v) the sale or other disposition of obsolete or worn out equipment or other assets in the ordinary course of business; (vi) the sale, lease, transfer or disposal of properties listed on
Schedule 1.01(c), as amended from time to time; (vii) the sale, lease, transfer or disposal of no more than two properties listed on Schedule 7.01(b)-1 or Schedule 7.01(b)- 2 in each fiscal year; provided, however, that the Company may sell such properties if and only if the Company proposes to add an equivalent number of sites, the real estate of each having a book value no less than that of the property for which it is being substituted, to Schedule 7.01(b)-1 and the Agent shall have received (a) evidence satisfactory to the Agent that Mortgages have been filed on the sites to be added to Schedule 7.01(b)-1 and (b) revised versions of
Schedule 1.01 (c) and Schedule 7.01(b)-1, marked to show the date of such revisions; (viii) the sale, lease, transfer or disposal of assets (other than goods and services) having a fair value consideration not exceeding $5,000,000 in the aggregate for all of the Company and its Subsidiaries in any fiscal year; provided, however, that for purposes of clause (viii) no sale, lease, transfer or disposal of assets having a fair value consideration of less than $100,000 shall be included in any aggregation of sales, leases, transfers and disposals; or (ix) the sale or other disposition to a Company franchisee of (a) any restaurant that has been acquired by the Company from a franchisee or
(b) any other Company restaurant, provided that the aggregate value of such Company restaurants sold or otherwise disposed of pursuant to this clause (ix) does not exceed the aggregate value of restaurants acquired by the Company from its franchisees.

          6. The definition of "Net Capital Expenditures" in Section 1.01(c) is amended to read in its entirety as follows:

          "Net Capital Expenditures" shall mean capital expenditures in accordance with GAAP, excluding expenditures made for Permitted Restaurant Repurchases and Permitted Sale Leaseback Repurchases, less proceeds from sale-leaseback transactions involving assets not acquired through a Permitted Restaurant Repurchase or Permitted Sale Leaseback Repurchase.

          7.   The definition of "Permitted Restaurant
Repurchases" in Section 1.01(c) is amended to read in its entirety as follows:

          "Permitted Restaurant Repurchases" shall mean restaurants repurchased by the Company from one or more of its franchisees, provided that between September 30, 1996 and the Termination Date, the aggregate price of all such repurchases, less any proceeds generated from the sale by the Company of restaurants to franchisees, does not exceed $24,000,000, and provided further that when the Company acquires a fee interest in the property through such repurchase, the Company shall file a Mortgage on such property within 30 days thereafter, and when the Company acquires a leasehold interest in the property through such repurchase, the Company shall use its best efforts to file a Mortgage on such property promptly thereafter.

          8.   Clause (ii) of the definition of "Specified
Additional Indebtedness" in Section 1.01(c) is amended to read in its entirety as follows:

          (ii) Indebtedness incurred pursuant to sale-leaseback transactions, entered into pursuant to the acquisition of new restaurant properties, not exceeding
(A) $50,000,000 in the fiscal year ending September 1997 and $60,000,000 in the fiscal year ending October 1998, or
(B) $120,000,000 during the period from September 30, 1996 to the Termination Date.

          9.   Definitions for the terms "Capital
Investment" and "Permitted Sale Leaseback Repurchases" are added to Section 1.01(c) to read in their entirety as follows:

          "Capital Investment" shall mean capital
expenditures in accordance with GAAP, including Permitted
Restaurant Repurchases and Permitted Sale Leaseback
Repurchases.

          "Permitted Sale Leaseback Repurchases" shall mean the repurchase of property with respect to which the Company has previously entered into a sale leaseback arrangement, provided that such repurchase is completed by December 31, 1997 and that the aggregate purchase price of such repurchases does not exceed $18,000,000, and provided further that when the Company acquires a fee interest in the property through such repurchase, the Company shall file a Mortgage on such property within 30 days thereafter, and when the Company acquires a leasehold interest in the property through such repurchase, the Company shall use its best efforts to file a Mortgage on such property promptly thereafter.

          10. Section 2.04 shall be amended to read in its entirety as follows:

          Section 2.04. Commitment Fee. The Company shall pay to the Agent for the account of the Banks a fee (the "Commitment Fee") equal, (a) if the Leverage Ratio is greater than 4.00:1, to 0.500 percent (1/2 of 1%) per annum (on the basis of a 365-day year for the actual number of days elapsed) on the daily average Available Commitment from the date hereof to the Termination Date and (b) if the Leverage Ratio is equal to or less than 4.00:1, to 0.375 percent per annum (on the basis of a 365-day year for the actual number of days elapsed) on the daily average Available Commitment from the date thereof to the Termination Date. Such fee shall be payable in arrears on the last day of each calendar quarter, commencing on the first such date after the date hereof, and on the Termination Date.

          11. Section 8.02(d) shall be amended to read in its entirety as follows:

          (d)  Merger, Acquisition or Sales of Assets.
Enter into any merger or consolidation or acquire assets of any Person, other than Permitted Restaurant Repurchases, Permitted Sale Leaseback Repurchases, or assets acquired in the ordinary course of the Company's business, or sell, lease, or otherwise dispose of any of its assets, except pursuant to an Excluded Asset Sale, or permit any Subsidiary so to do, except that a Wholly Owned Subsidiary may be merged or consolidated with one or more other Wholly Owned Subsidiaries or into the Company.

          12. Section 8.03(a) shall be amended to read in its entirety as follows:

          (a)  Minimum Consolidated EBITDA.  Maintain
Consolidated EBITDA of not less than the amounts specified for each of the following periods:

         For the Four Fiscal         Amount
           Quarters Ending        (in millions)
         -------------------     ---------------
                01/97                 $95
                04/97                 $97
                07/97                 $98
                09/97                $102
                 1/98                $106
                 4/98                $110
                 7/98                $114
                10/98                $119
           and thereafter

          13. Section 8.03(b) shall be amended to read in its entirety as follows:

          (b) Capital Expenditures. Not make or permit its Subsidiaries to make, during the fiscal year ending at the date specified, aggregate Net Capital Expenditures in an amount in excess of that specified below for such period, provided that if in any fiscal year the Company does not make Net Capital Expenditures equal to the aggregate amount permitted pursuant to this Section 8.03(b), up to $10,000,000 of the excess of the amount permitted by this Section over the amount of such expenditures made shall carry over to the following fiscal year to increase the amount of permitted expenditures in that period:

          For the Fiscal Year            Amount
                 Ending              (in millions)
         ---------------------       -------------
                 09/97                    $55
                 10/98                    $75
          10/05/98 - 12/31/98             $20


          The Company may purchase property in which the Company has an existing interest for an amount up to $4,000,000, provided, that after subtracting the purchase price from Consolidated EBITDA for the preceding four fiscal quarters, the Company remains in compliance with all covenants of this Section 8.03. If such purchase is made, the purchase price will be subtracted from Consolidated EBITDA for the purpose of determining subsequent fiscal quarters' covenant compliance, the Applicable Margin and the Commitment Fee.

          14. Section 8.03(c) shall be amended to read in its entirety as follows:

          (c) Minimum Interest Coverage Ratio. Maintain a ratio of Consolidated EBITDA to Consolidated Interest
Expense of not less than the ratio specified for each of the following periods:

               For the Four Fiscal
                 Quarters Ending             Ratio
               -------------------          -------
                      01/97                  2.15:1
                      04/97                  2.25:1
                      07/97                  2.35:1
                      09/97                  2.45:1
                       1/98                  2.55:1
                       4/98                  2.65:1
                       7/98                  2.80:1
                      10/98                  2.90:1
                 and thereafter


          15. Section 8.03(d) shall be amended to read in its entirety as follows:

          (d) Fixed Charge Coverage Ratio. Maintain a ratio of Consolidated EBITDA less Consolidated Capital Expenditures, excluding Consolidated Capital Expenditures made with the proceeds from sale leaseback transactions involving assets not acquired through a Permitted Restaurant Repurchase or Permitted Sale Leaseback Repurchase, and less cash paid for Taxes to Consolidated Fixed Charges of not less than the ratio specified for each of the following periods:

           For the Four Fiscal
             Quarters Ending           Ratio
           -------------------        -------
                  01/97                1.00:1
                  04/97                1.00:1
                  07/97                1.00:1
                  09/97                1.00:1
                   1/98                1.00:1
                   4/98                1.00:1
                   7/98                1.05:1
                  10/98                1.10:1
             and thereafter

          16. Section 8.03(e) shall be amended to read in its entirety as follows:

          (e)  Maximum Leverage.  Maintain a ratio of
Indebtedness at the date specified to Consolidated EBITDA for the four fiscal quarters ending at the date specified not in excess of the ratio set forth below for the applicable period:

                For the Fiscal
                Quarter Ending         Ratio
                --------------       ---------
                     01/97             4.30:1
                     04/97             4.20:1
                     07/97             4.15:1
                     09/97             4.00:1
                      1/98             3.85:1
                      4/98             3.70:1
                      7/98             3.55:1
                     10/98             3.40:1
                and thereafter

          17.  The Company agrees to pay on demand all
reasonable costs and expenses of the Agent (including all reasonable fees and expenses of counsel to the Agent) in connection with the preparation and execution of this Amendment.

          18.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF NEW YORK, UNITED STATES OF AMERICA.

          19. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This
Amendment shall become effective as of the date hereof upon the delivery to the Agent of executed counterparts from the Company and all Banks.

          20. The Credit Agreement, as amended hereby, shall be binding upon the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns.

          21.  Except as expressly provided in this
Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit
Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                    FOODMAKER, INC.



                    By: HAROLD L. SACHS
                        -------------------
                    Name:   Harold L. Sachs
                    Title:  Treasurer




                    CREDIT LYONNAIS, NEW YORK BRANCH,
                      as Agent for the Banks



                    By: FRED HADDAD
                        --------------------
                    Name: Fred Haddad
                    Title: Sr. Vice President




                    Address for Notices:

                    1301 Avenue of the Americas
                    New York, New York 10016
                    Attn:  David Miller
                    Fax:   (212) 459-3176

                    With copies to:

                    Credit Lyonnais Los Angeles Branch
                    515 South Flower Street
                    Los Angeles, California 90071
                    Attn:  Eric Dulot
                    Fax:   (213) 623-3437

                    Sullivan & Cromwell
                    444 South Flower Street
                    Suite 1200
                    Los Angeles, California 90071
                    Attn:  Alison S. Ressler
                    Fax:   (213) 683-0457

                           CREDIT LYONNAIS NEW YORK BRANCH
                           Signing as a Bank, Swing Line
                           Bank and Collateral Agent


                           By: FRED HADDAD
                              ---------------------
                           Name: Fred Haddad
                           Title: Sr. Vice President


                           Address for Notices:

                           1301 Avenue of the Americas
                           New York, New York 10016
                           Attn:  David Miller
                           Fax:   (212) 459-3176

                           With copies to:

                           Credit Lyonnais Los Angeles Branch
                           515 South Flower Street
                           Los Angeles, California 90071
                           Attn:  Eric Dulot
                           Fax:   (213) 623-3437

                           Sullivan & Cromwell
                           444 South Flower Street
                           Suite 1200
                           Los Angeles, California 90071
                           Attn:  Alison S. Ressler
                           Fax:   (213) 683-0457

                           NATIONSBANK OF TEXAS, N.A.
                           as a Bank


                           By: MICHELE M. SHAFROTH
                               -----------------------
                           Name: Michele M. Shafroth
                           Title: Senior Vice President



                           Address for Notices:

                           NationsBank of Texas, N.A.
                           901 Main Street, 14th Floor
                           Dallas, Texas  95202

                           Attn:  Kay Hibbs
                           Fax:   (214) 508-0944



                           Eurodollar Lending Office:

                           NationsBank of Texas, N.A.
                           901 Main Street, 14th Floor
                           Dallas, Texas  95202

                           Attn:  Kay Hibbs
                           Fax:   (214) 508-0944

                           U.S. NATIONAL BANK OF OREGON
                           as a Bank


                           By: JANET E. JORDAN
                              --------------------------
                              Name:   Janet E. Jordan
                              Title:  Vice President


                           Address for Notices:

                           111 S.W. Fifth Avenue, T-29
                           Portland, Oregon  97204

                           Attn:  Janet E. Jordan
                           Fax:   (503) 275-5428



                           Eurodollar Lending Office:

                           111 S.W. Fifth Avenue, T-29
                           Portland, Oregon  97204

                           Attn:  Janet E. Jordan
                           Fax:   (503) 275-5428

                           UNION BANK OF CALIFORNIA, N.A. as a
                           Bank and as the Issuing Bank



                           By: PASHA MOGHADDAM
                               ---------------------------
                              Name:   Pasha Moghaddam
                              Title:  Vice President



                           Address for Notices:

                           445 South Figueroa Street
                           15th Floor
                           Los Angeles, California  90071

                           Attn:  Wendy Frear
                           Fax:   (213) 236-6701



                           Eurodollar Lending Office:

                           445 South Figueroa Street
                           15th Floor
                           Los Angeles, California  90071

                           Attn:  Wendy Frear
                           Fax:   (213) 236-6701